The date of this supplement is March 25, 2008.

C100-041 3/25/08

T. Rowe Price Institutional International Funds, Inc.
T. Rowe Price Institutional Global Equity Fund

Supplement to prospectus dated March 1, 2008
Erratum

Effective immediately, the operating policy for fixed-income securities, on page 29 of the prospectus, is amended as follows:

Operating policy  Fund investments in below investment-grade bonds are limited to 10% of total assets for the Emerging Markets Equity Fund and 5% of total assets for the Global Equity Fund.